Securities and Exchange Commission
                                Washington, D.C.


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 2, 2005
                                                          -------------

                                AMREP CORPORATION
 ------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          Oklahoma                        1-4702                59-0936128
----------------------------         ----------------        ----------------
(State or Other Jurisdiction         (Commission File         (IRS Employer
    of Incorporation)                      Number)        Identification Number)


          641 Lexington Avenue, New York, New York             10022
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        (Address of Principal Executive Offices)            (Zip Code)


       Registrant's telephone number, including area code: (212) 705-4700
                                                           --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

     On March 2, 2005 the Board of Directors of the Registrant  elected Nicholas
G. Karabots, who is a director of the Registrant and the beneficial owner of more than a majority of the Registrant's outstanding Common Stock, as the non-executive Vice Chairman of the Board and the Executive Committee of the Board. The Board has established the fee to be paid by the Registrant to Mr. Karabots' wholly-owned corporation which is making him available to provide his services in such capacities at $10,000 per month commencing with the month of March 2005.



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 4, 2005


                                            AMREP Corporation

                                            By:  /s/ Peter M. Pizza
                                               ----------------------
                                                 Peter M. Pizza
                                                 Vice President